Other Operating Expenses (Net) (Tables)	12 Months Ended
Dec. 31, 2025
Other Operating Expenses
Schedule of other operating income and expenses

Thousand of Reais	2025	2024	2023

Other operating income	809,933	1,135,725	714,363
Other operating expense	(990,018)	(1,172,124)	(866,732)
Contributions to fund guarantee of credit - FGC	(628,236)	(615,722)	(563,421)
Total	(808,321)	(652,121)	(715,790)